UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2009

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Tessera Technologies, Inc.

(Exact name of Registrant as Specified in its Charter)

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Delaware	000-50460	16-1620029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3025 Orchard Parkway San Jose, California 95134 (Address of Principal Executive Offices)
(408) 321-6000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 19, 2009, Tessera Technologies, Inc. ("Tessera") issued a press release regarding the results of its annual meeting of stockholders. Tessera's stockholders elected Robert J. Boehlke, Nicholas E. Brathwaite, John B. Goodrich, Al S. Joseph, Bruce M. McWilliams, David C. Nagel, Henry R. Nothhaft and Robert A. Young to the Board of Directors for terms ending upon the 2010 annual stockholders meeting. The company's stockholders ratified the appointment of Pricewaterhouse Coopers LLP as independent auditors of the company for the fiscal year ending December 31, 2009, as well as approved one-time option exchange program. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Exhibit No.	Description
99.1	Press Release dated May 19, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2009

TESSERA TECHNOLOGIES, INC.

By:	/s/ Michael Anthofer
Name:	Michael Anthofer
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 19, 2009